UNITED STATES
 SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

 FORM 8-K
CURRENT REPORT
 Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): July 11, 2016 (July 5, 2016)
 CIT GROUP INC.
(Exact name of registrant as specified in its charter)

Delaware	001-31369	65-1051192
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

11 W. 42nd Street
 New York, New York 10036
 (Address of registrant's principal executive office)
Registrant's telephone number, including area code:    (212) 461-5200
Not Applicable
_________________________________________________________________________________________
(Former Name or Former Address, if Changed Since Last Report)
_________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4I under the Exchange Act (17 CFR 240.13e-4I)

Section 5 – Corporate Governance and Management
Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers
Amendment of Compensatory Arrangements with C. Jeffrey Knittel
On July 5, 2016, CIT Aerospace LLC, a subsidiary of CIT Group Inc. ("CIT"), and C. Jeffrey Knittel  entered into an employment agreement (the "Employment Agreement"), which replaces the prior employment agreement between CIT and Mr. Knittel, which expired on December 31, 2015.  The Employment Agreement contains the following material terms:

Term	From the date of execution, July 5, 2016, until December 31, 2017.
Position
Mr. Knittel will serve as President – Transportation Finance of CIT Aerospace LLC/CIT.  If CIT completes a spin-off or sale of its commercial air leasing business, Mr. Knittel will become chief executive officer of either the spun-off entity or the division within the acquirer that runs the business, as applicable.

Total Target Annual Compensation
Mr. Knittel will have a target total annual compensation opportunity for the 2016 and 2017 fiscal years of not less than $4,000,000, which will be comprised of the following:
•Base Salary.  Not less than $600,000 per year, which amount would increase to $750,000 per year if CIT completes a spin-off of its commercial air leasing business;
•Short-Term Incentive.  With respect to each performance year during the Term, Mr. Knittel will have a target opportunity of 100% of his annual base salary (although for the 2016 performance year, the short-term incentive will be no less than $1,090,000); and
•Long-Term Incentive.  Mr. Knittel will be eligible to participate in long-term incentive plans on the same basis as similarly situated executives.

Transaction Success Award
In connection with the possible spin-off or sale of CIT's commercial air leasing business, Mr. Knittel would be eligible for a transaction success award with a grant date fair value of $8 million on the following terms:
•Sale.  If the transaction were structured as a sale, the transaction success award would be payable in the form of cash and would vest (a) 25% on the closing of the sale and (b) 75% on the first anniversary thereafter, subject to Mr. Knittel's continued employment or an earlier termination of employment without cause or for good reason.
•Spin-off.  If the transaction were structured as a spin-off, the transaction success award would be provided (a) 50% in the form of time-based restricted stock units in respect of the common stock of the spun-off entity, which would vest in equal installments on the first three anniversaries of the spin-off, subject to Mr. Knittel's continued employment, and (b) 50% in the form of performance-based restricted stock units in respect of the common stock of the spun-off entity, which would vest on the third anniversary of the spinoff, subject to Mr. Knittel's continued employment and the satisfaction of performance goals determined by the board of directors (or a committee thereof) of the spun-off entity.  Upon a termination of employment without cause or for good reason prior to the applicable vesting dates, the time-based restricted stock units would vest in full, while the performance-based restricted stock units would be eligible for prorated vesting, subject to satisfaction of the applicable performance goals.

Employee Benefits
Mr. Knittel will be eligible for employee benefits on the same basis as similarly situated executives and will be reimbursed for legal fees incurred in connection with the negotiation of the Employment Agreement.

New Executive Retirement Plan
Mr. Knittel will continue to be eligible to participate in CIT's New Executive Retirement Plan until a spin-off or sale of the commercial air leasing business.  He will receive two years of additional age and service credit (subject to any maximums in the plan) upon a sale or spin-off or an earlier termination of employment without cause or for good reason.

Severance Benefits
Upon a termination of employment without cause or for good reason not in connection with a change in control of CIT, Mr. Knittel would be eligible for a cash severance payment equal to the sum of his base salary and target short-term incentive opportunity and certain other severance benefits payable under the terms of the CIT Employee Severance Plan.  If the termination of employment occurred prior to the completion of a sale or spin-off, Mr. Knittel would also be entitled to a cash payment of $8 million in lieu of the transaction success award, subject to the completion of a sale or spin-off.

Upon a termination of employment without cause or for good reason following a change in control of CIT but prior to a sale or spin-off, Mr. Knittel would also be entitled to the change-in-control severance payments and benefits payable under the terms of the CIT Employee Severance Plan.  He would not be entitled to any payment in respect of the transaction success award.

Restrictive Covenants
Mr. Knittel is subject to restrictions on competition with CIT and its affiliates, hiring employees of CIT and its affiliates and disparaging CIT and its affiliates through the end of the Term.  He is also subject to a perpetual confidentiality covenant.

The foregoing summary of the Employment Agreement does not purport to be complete and is subject to, and qualified in its entirety by reference to the full text thereof, which is filed as Exhibit 10.1 to this Form 8-K.
Section 9 – Financial Statements and Exhibits
Item 9.01.	Exhibits
(d) Exhibits.  The following exhibit is being filed herewith:
10.1	Employment Agreement, dated as of July 5, 2016, between CIT Aerospace LLC and C. Jeffrey Knittel.

CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS
This Form 8-K contains forward-looking statements within the meaning of applicable federal securities laws that are based upon our current expectations and assumptions concerning future events, which are subject to a number of risks and uncertainties that could cause actual results to differ materially from those anticipated. The words "expect," "anticipate," "estimate," "forecast," "initiative," "objective," "plan," "goal," "project," "outlook," "priorities," "target," "intend," "evaluate," "pursue," "commence," "seek," "may," "would," "could," "should," "believe," "potential," "continue," or the negative of any of those words or similar expressions is intended to identify forward-looking statements. All statements contained in this Form 8-K, other than statements of historical fact, including without limitation, statements about our plans, strategies, prospects and expectations regarding future events and our financial performance, are forward-looking statements that involve certain risks and uncertainties. While these statements represent our current judgment on what the future may hold, and we believe these judgments are reasonable, these statements are not guarantees of any events or financial results, and our actual results may differ materially. Important factors that could cause our actual results to be materially different from our expectations include, among others, the risk that CIT is unsuccessful in implementing its strategy and business plan, the risk that CIT is unable to react to and address key business and regulatory issues, the risk that CIT is unable to achieve the projected revenue growth from its new business initiatives or the projected expense reductions from efficiency improvements, and the risk that CIT becomes subject to liquidity constraints and higher funding costs. We describe these and other risks that could affect our results in Item 1A, "Risk Factors," of our latest Annual Report on Form 10-K for the year ended December 31, 2015, which was filed with the Securities and Exchange Commission. Accordingly, you should not place undue reliance on the forward-looking statements contained in this Form 8-K. These forward-looking statements speak only as of the date on which the statements were made. CIT undertakes no obligation to update publicly or otherwise revise any forward-looking statements, except where expressly required by law.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CIT GROUP INC.
(Registrant)

By:	/s/ E. Carol Hayles
E. Carol Hayles
Executive Vice President &
Chief Financial Officer

Dated: July 11, 2016